UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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Cars.com Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 30, 2019.  Meeting Information  CARS.COM INC.  Meeting Type:Annual Meeting For holders as of:September 3, 2019 Date:   October 30, 2019      Time:   9:00 AM, CDT Location:  Latham & Watkins LLP 330 N. Wabash Avenue, Suite 2800 Chicago, Illinois 60611  You are receiving this communication because you hold shares in the company named above.  This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy                   (see reverse side).   We encourage you to access and review all of the important information contained in the proxy materials before voting.  CARS.COM INC. 300 S. RIVERSIDE PLAZA, SUITE 1000 CHICAGO, ILLINOIS 60606  E85233-P28871  See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT10-K Wrap  How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request: 1)BY INTERNET: www.proxyvote.com 2)BY TELEPHONE: 1-800-579-1639 3)BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before October 16, 2019 to facilitate timely delivery.  How To Vote  Please Choose One of the Following Voting Methods  E85234-P28871  Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.   Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card and instructions (see above). Vote By Telephone:  You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions (see above).

The Board of Directors recommends you vote "FOR" each of the ten (10) Director Nominees listed in Proposal 1:  1.Election of Directors  Nominees:  01)Scott Forbes 02)Jerri DeVard 03)Jill Greenthal 04)Thomas Hale 05)Michael Kelly  06)Donald A. McGovern Jr. 07)Greg Revelle 08)Bala Subramanian 09)T. Alex Vetter 10)Bryan Wiener  The Board of Directors recommends you vote "FOR" the following proposal: 2.Ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent certified public accountants for fiscal year 2019.  The Board of Directors recommends you vote "EVERY ONE YEAR" for the following proposal:  3.Frequency on advisory vote to approve the compensation of our Named Executive Officers.  NOTE: In their discretion, the proxy holders are authorized to vote upon such other business, if any, as may properly come before the meeting or any adjournment thereof.  E85235-P28871

E85236-P28871